UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2024 (August 29, 2024)
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RTX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard,	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.
On August 29, 2024, RTX Corporation (the “Company”) entered into a Consent Agreement (“CA”) with the U.S. Department of State to resolve alleged civil violations of the Arms Export Control Act (“AECA”) and the International Traffic in Arms Regulations (“ITAR”). The CA settles certain AECA and ITAR compliance matters with the Directorate of Defense Trade Controls, Office of Defense Trade Controls Compliance (“DTCC”) previously reported by the Company that resulted from voluntary disclosures the Company filed with DTCC, the majority of which resulted from historical jurisdiction and classification errors in acquired and merged companies’ ITAR compliance programs. The CA has a three-year term and provides for: (i) a civil penalty of $200 million, $100 million of which is suspended on the condition that such amount is applied to DTCC-approved remedial compliance measures; (ii) the appointment of an external Special Compliance Officer to oversee compliance with the CA, the AECA and the ITAR; (iii) an external audit of the Company’s AECA and ITAR compliance program; and (iv) implementation of additional remedial compliance measures related to AECA and ITAR compliance.
The $100 million portion of the settlement that is not subject to suspension, which was accrued by the Company in the second quarter ended June 30, 2024, will be paid in installments, with $34 million paid in September 2024, $33 million paid by August 29, 2025, and $33 million paid by August 29, 2026.
The foregoing description of the CA is qualified in its entirety by reference to the CA, a copy of which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Consent Agreement between RTX Corporation and the U.S. Department of State dated August 29, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: August 30, 2024	By:	/s/ RAMSARAN MAHARAJH JR.
Ramsaran Maharajh Jr.
Executive Vice President and General Counsel